UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment

No. 2

to

FORM 8-K

on Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

Yellow Roadway Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue Overland Park, Kansas	66211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 696-6100

This amendment is being filed solely to add a new Note 8 regarding Guarantor and Non-Guarantor Subsidiaries to the portion of Exhibit 99.3 relating to Roadway Corporation’s financial statements for the twelve weeks ended March 29, 2003 and to add a new Note 9 regarding Guarantor and Non-Guarantor Subsidiaries to the portion of Exhibit 99.3 relating to Roadway Corporation’s financial statements for the twelve and twenty-four weeks ended June 21, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements of businesses acquired.

The following financial statements of Roadway Corporation are included in Exhibit 99.3 hereto and incorporated herein by reference:

Report of independent auditors dated January 22, 2003
Consolidated balance sheets at December 31, 2002 and 2001
Statements of consolidated income for the years ended December 31, 2002, 2001 and 2000
Statements of consolidated shareholders’ equity for the years ended December 31, 2002, 2001 and 2000
Statements of consolidated cash flows for the years ended December 31, 2002, 2001 and 2000
Notes to consolidated financial statements
[Each of the above documents was filed as part of Exhibit 99.3 to the initial filing of this Current Report on Form 8-K on October 21, 2003]

Consolidated balance sheets at March 29, 2003 (unaudited) and December 31, 2002
Statements of consolidated income (unaudited) for the twelve weeks ended March 29, 2003 and March 23, 2002
Statements of consolidated cash flows (unaudited) for the twelve weeks ended March 29, 2003 and March 23, 2002
Notes to condensed consolidated financial statements

Consolidated balance sheets at June 21, 2003 (unaudited) and December 31, 2002
Statements of consolidated income (unaudited) for the twelve weeks ended June 21, 2003 and June 15, 2002 and the twenty-four weeks ended June 21, 2003 and June 15, 2002
Statements of consolidated cash flows (unaudited) for the twenty-four weeks ended June 21, 2003 and June 15, 2002
Notes to condensed consolidated financial statements

(b) Pro forma financial information.

(c) Exhibits.

99.3	Certain financial statements of Roadway Corporation (see Item 7(a) above).

The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Yellow Corporation’s Annual Report on Form 10-K and other of the company’s filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2004

YELLOW ROADWAY CORPORATION

By:	/s/ Donald G. Barger, Jr.
Donald G. Barger, Jr.
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description
99.3	Certain financial statements of Roadway Corporation.